UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

NEPHROGENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36303	20-1295171
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79 T.W. Alexander Drive 4401 Research Common Building Suite 290 P.O. Box 14188 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 986-1780

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amended and Restated 2007 Equity Incentive Plan

On May 15, 2014, at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of NephroGenex, Inc. (the “Company”), the stockholders approved an amendment and restatement of the Company’s 2005 Stock Option Plan, as amended, which, among other things, changed the name of the plan to the Amended and Restated 2007 Equity Incentive Plan and provided for a total of 1,283,226 shares available for issuance thereunder. A description of the Amended and Restated 2007 Equity Incentive Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2014. The description of the Amended and Restated 2007 Equity Incentive Plan is qualified in its entirety by reference to the full text of the Amended and Restated 2007 Equity Incentive Plan, a copy of which is being filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a)                                 The Annual Meeting of the Company was held on May 15, 2014. Of 8,855,114 shares of common stock issued and outstanding and eligible to vote as of the record date of April 1, 2014, a quorum of 7,533,792 shares, or 85.08% of the eligible shares, was present in person or represented by proxy.

(b)                                 The following actions were taken at the Annual Meeting:

1.              The following nominee was reelected to serve on the Company’s board of directors for a three-year term until the Company’s 2017 annual meeting of stockholders and until his successor is duly elected and qualified, based on the following votes:

NOMINEE	VOTES FOR	VOTES WITHHELD
Eugen Steiner, M.D.	7,019,998	521

2.              An amendment and restatement of the Company’s 2005 Stock Option Plan, as amended, was approved, based on the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN
6,984,831	28,688	7,000

3.              The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified, based on the following votes:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN
7,533,371	421	0

Item 9.01                   Financial Statements and Exhibits

(d)	Exhibits.

10.1	NephroGenex, Inc. Amended and Restated 2007 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEPHROGENEX, INC.

Date: May 15, 2014	/s/ Pierre Legault
Pierre Legault
Chief Executive Officer